Investor Presentation November 13, 2019 NASDAQ: CATC Parent of Cambridge Trust Company EX-99.1

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Company Profile (as of September 30, 2019) Banking subsidiary: Cambridge Trust Company (1890) Headquarters: Harvard Square, Cambridge, MA Assets: $2.8 billion Wealth Assets $3.3 billion Loans: $2.2 billion Deposits: $2.4 billion Non-interest income: 32% of revenue NASDAQ: CATC Market Cap: $393 million* *As of November 5, 2019

Geographic Footprint Geographic Footprint NH MA (16) Cambridge Trust Branches (16) Wealth Management Offices (4)

Local Market Economy and Client Base Full employment (2.9% MA, 2.5% NH) 1 95% of New England employment growth since pre-recession peak to October 2018 in MA and NH Supported by a diverse economy: Healthcare Education Talented workforce drives business location Innovation Life Sciences Technology Industry cluster effect, vital to business expansion and attraction Client base skews affluent due to Wealth Management focus 1 Source: Bureau of Labor Statistics as of September 2019 (Preliminary)

Why Cambridge Bancorp? Continued focus on client service while investing for growth Business Model Focused private banking business model Attractive geographic markets Affluent client base Expanding commercial services Investing for future growth Culture Client-centric service culture Loyal client base Experienced, conservative leadership Commitment to our community Performance Consistently profitable Strong returns Core deposit funded Well-capitalized Credit Strong asset quality Sound underwriting acumen and risk management practices

Targeted Operating Model A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology enabled client centric operating model Relationship management with “One Bank” team approach Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services

Strategic Focus Be recognized as the premier private bank in the Greater Boston & New Hampshire region Leverage private banking model in highly attractive markets Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking relationships Deepen client relationships to grow deposit base

Recent Strategic Progress Announced completion of merger with Optima Bank & Trust effective April 17th, 2019, with successful systems conversion on July 22nd Addition of 6 banking office locations in New Hampshire to complement over $1 Billion of Wealth Management assets in this important market Generated record operating earnings in 2018 and 2019 YTD Launched new brand identity, bank website and brand awareness campaign Named in the Top 25 Independent Investment Advisors in Massachusetts for second consecutive year (according to Boston Business Journal) Increased resources to support expansion of business development and Innovation Banking initiatives Added six accomplished board members

Strong Financial Performance

Strong Financial Performance Net Income (operating) and Diluted Earnings Per Share (operating) 5-Year Net Income CAGR (through 2018) +11.2% (In Dollars) *Net Income (operating) and Diluted EPS (operating) are adjusted to exclude a tax charge in 2017, merger related, and other non operating expenses in 2018 and 2019. See Appendix on pages 39-42 for GAAP to Non-GAAP reconciliation ** YTD 2019 is as of September 30, 2019 (In Millions)

Total Deposits & Cost of Total Deposits (In Millions) 5.75-Year CAGR (through 2019) +9.8% Demand 27% of Total Deposits 1 Inclusive of higher cost Optima deposit base *YTD 2019 is as of September 30, 2019

Total Loans and Assets (In Millions) 5.75-Year Loans CAGR (through 2019) +15.7% *YTD 2019 is as of September 30, 2019

Diversified Loan Portfolio (As of September 30, 2019) Total Loans $2.2 Billion 54.3% Commercial 45.7% Consumer

Non-Interest Income – Stable Source of Revenue (In Millions) 32% of Revenue *YTD 2019 is as of September 30, 2019

Net Interest Margin (Fully Taxable Equivalent) * ** 2019 is as YTD September 30, 2019

Strong Asset Quality 11.75 year average net charge-off rate of 0.01% (as of September 30, 2019) 2014 2015 2016 2017 2018 YTD 2019* Non Performing Loans (NPLs) $1,629 $1,481 $1,676 $1,298 $642 $3,500 1 NPLs / Total Loans 0.15% 0.12% 0.13% 0.10% 0.04% 0.16% 1 Net (Charge-Offs) Recoveries / Average Loans $11 0 bps ($153) (1 bps) ($62) (0 bps) ($303) (2 bps) ($54) (0 bps) ($1,400) 1 (7 bps) Allowance / Total Loans 1.32% 1.27% 1.16% 1.13% 1.08% 0.83% 1 Inclusive of $2.5M acquired commercial real estate loan upon receipt of information indicating misstatements of facts and potential borrower fraud *YTD 2019 is as of September 30, 2019

Other Key Performance Measures 2016 2017 2018 YTD 2019** Return on Average Assets (Operating)* 0.95% 1.00% 1.21% 1.13% Return on Average Tangible Common Equity (Operating)* 12.81% 13.24% 15.49% 14.99% Tangible Book Value Per Share $33.26 $36.14 $40.57 $43.03 Revenue Growth 6% 7% 10% 15.84% Net Interest Margin, FTE 3.21% 3.25% 3.33% 3.23% Efficiency Ratio (Operating)* 68.93% 67.51% 66.05% 63.21% *Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted to exclude a tax charge in 2017 and merger related/other non operating expenses in 2018 and 2019. See Appendix on pages 39-42 for GAAP – Non-GAAP reconciliation **YTD 2019 is as of September 30, 2019

Capital Position (As of September 30, 2019)

2019 Performance Highlights (As of September 30, 2019 compared to September 30, 2018) YTD Net Income (Operating)* (in thousands) YTD Diluted EPS (Operating)* Total Loans (in millions) Total Assets (in millions) Wealth Management AUM (in millions) Total Deposits (in millions) *Net Income (Operating), Diluted EPS (Operating), Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted for merger related and other non operating expenses in 2018 and 2019. See Appendix on pages 39-42 for GAAP – Non-GAAP reconciliation

Business Line Updates

Wealth Management 2019 Results: New Hampshire AUM approximately $1.1 billion or 36% of total managed assets Strong equity performance versus market benchmarks in 2019 Investments and Growth Opportunities: Increase the AUM in NH as part of the merger with Optima, adding to the suite of products available to existing clients Invest in Business Development Increase the opportunity set for clients by adding access to a broader range of asset classes Improve technology platform

Wealth Management Assets Under Management and Administration 5.75-Year CAGR (through 2019) +7.1% (In Millions) * YTD 2019 is as of September 30, 2019

Wealth Management Revenue 5-Year CAGR (through 2018) +9.2% (In Millions) *YTD 2019 is YTD September 30, 2019

Net Client Flows * Two clients make up approximately 93% of the net outflows in 2018 FY 2015 FY 2016 FY 2017 FY 2018 * YTD Sep 2019 Starting AUM $2,290 $2,329 $2,573 $2,971 $2,760 Net Flows 7 194 74 (176) (6) Appreciation & Income Net of Fees 32 50 324 (35) 365 Ending AUM $2,329 $2,573 $2,971 $2,760 $3,119 Custody Assets 120 116 115 117 159 Total WM Assets $2,449 $2,689 $3,086 $2,877 $3,278

Commercial Banking 2019 YTD Results: Organic Commercial Mortgage growth of $144.5 million or 19.1% Organic Commercial & Industrial loan growth of $14.1 million or 15.1% Core Business Deposits represent $1.1 billion or 50.6% of total core deposits Continued expansion of commercial services including loan level swaps Investments & Growth Opportunities: Further investment in Innovation Banking in 2019 and 2020 Cambridge and Greater Boston are one of the most innovative and entrepreneurial ecosystems in the world Expand business development team

Personal Banking 2019 YTD Results: Residential mortgage originations totaled $143.8 million year to date Deposit related and ATM fees grew by 8.2% as compared to the same period of 2018, inclusive of Optima Gain on loans sold increased by $409 thousand as compared to the same period in 2018 to reduce wholesale funding Investments & Growth Opportunities: With the completion of the merger, additional base of clients to deepen banking relationships

Stock Performance & Dividend

Focus on Shareholder Value Stock Price Performance Source:  S&P Global Market Intelligence © 2019

Dividends Declared Per Share 20 years of increased dividends (1999 – 2019)

Cambridge Trust – Investment Merits Private Banking Business Model Diverse revenue stream (Non-interest income, 32% of Revenue) Proven wealth management competency Attractive Geographic Market Boston-Cambridge-Quincy, MA-NH unemployment rate of 2.7%* Diverse innovative economy Affluent Markets Solid financial performance Record operating earnings in 2018 and 2019 YTD Core Deposit funded Demand deposits represent 27% of total deposits Sound risk manager with excellent asset quality track record * Bureau of Labor Statistics September 2019 (Preliminary)

Appendix

Appendix – Organic Growth Table

Appendix - Compelling Local Markets 1 Source: SNL Financial 2020 median HH Income 2 Based on Nielsen P$YCLE Segmentation as of August 2018   Median HH Income 1 CTC Households in Top 10 Affluent Segments 2 CTC Locations in Middlesex County:     Cambridge $103,837 53.60% Belmont $135,224 58.30% Concord $164,799 81.90% Lexington $188,323 79.20% Weston $223,519 86.60% Middlesex County is the most attractive county in Massachusetts. Cambridge Trust Company ranks #12 in deposit market share within the County as of June 30, 2018. Overall, the median household income for all of Middlesex County is 26% higher than that of Massachusetts. New Hampshire ranks 7th in the U.S. in millionaires per capita and 8th in household income (~$78k)   Median HH Income 1 United States $66,010 Massachusetts $85,145 New Hampshire $81,669 Rockingham County, NH $99,103 Middlesex County $107,635

Appendix - Local Market Potential Innovation Economy Venture Capital (VC) funding Massachusetts’ average share of annual U.S. VC investment from 2007 to 2017 was 9.2%, ranging from around 8% to 11% annually. The Commonwealth’s VC investment was at 9.4% of the U.S. total in 2017 1 Healthcare and Internet were by far the largest target industries for VC funding in Massachusetts in 2017, representing 53.7% and 21.0% respectively, of total VC funding for the state 1 Funding to New England-based VC-backed companies hit $11B in 2018, as deals increased to 536 transactions 2 2018 was the biggest year of investments for New England since 2000 Boston based deals in 2019 have been increasing in volume each quarter, with $1.6B in Q1, $2.2B in Q2, and $2.4B in Q3, with an overall increase in deal size3 Funding in FY 2017 was $2.12 billion in Cambridge, $1.49 billion in Boston, and $894.1 million in the 128 Belt 4 In 2017 Massachusetts experienced its 8th consecutive year of business establishment growth, with a net gain of 2,620 business establishments 1 Massachusetts recorded more than a 50% increase in IPOs in 2018 (20) than in 2013 (13). Massachusetts IPOs were dominated by biotech and pharmaceutical companies in 2018 with 15 of the 20 IPOs 1 1 The ANNUAL INDEX of the MASSACHUSETTS INNOVATION ECONOMY – 22nd EDITION 2 PwC / CB Insights MoneyTree Report, Q4 2018 3 PwC / CB Insights MoneyTree Report, Q3 2019 4 Cushman & Wakefield 2018 BIOWATCH REPORT

Appendix: Interest Rate Risk Profile Net Interest Income (NII) Sensitivity (As of September 30, 2019)

Appendix: GAAP to Non-GAAP Reconciliations

Appendix – FY GAAP to Non-GAAP Reconciliations

Appendix – FY GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5520